UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 5, 2011
Merit Medical Systems, Inc.
(Exact name of registrant as specified in its charter)

Utah	0-18592	87-0447695
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

1600 West Merit Parkway
South Jordan, Utah	84095
(Address of principal executive offices)	(Zip Code)

(801) 253-1600
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 5, 2011, the Board of Directors (the "Board") of Merit Medical Systems, Inc. (the “Company”) expanded the size of the Board to eight directors and appointed Nolan A. Karras, President of The Karras Company, Inc. and former Speaker of the Utah State House of Representatives, and A. Scott Anderson, President and Chief Executive Officer of Zions First National Bank, to serve as directors of the Company. Mr. Karras, who was appointed to fill the vacancy created by the passing of James J. Ellis in August 2011, will fill the remaining portion of Mr. Ellis' term, expiring at the Company's 2014 Annual Meeting of Shareholders. Mr. Anderson, who was appointed to fill the vacancy created by the expansion of the Board to eight members, will serve a term expiring at the Company's 2012 Annual Meeting of Shareholders. No Board committee assignments for Messrs. Karras and Anderson had been determined at the time of this filing.

Messrs. Karras and Anderson will be eligible to participate as non-employee directors in accordance with the Company's non-employee director compensation practices (which shall be prorated for the period of their service during the current fiscal year); however, no awards to Messrs. Karras or Anderson were made in connection with their appointments to serve as directors of the Company

Since the beginning of the Company’s last fiscal year, neither Mr. Karras nor Mr. Anderson nor any of their immediate family members has been a party to any transaction or currently proposed transaction with the Company that is reportable under Item 404(a) promulgated under Regulation S-K. There were no arrangements or understandings between Mr. Karras or Mr. Anderson and any other person pursuant to which either Mr. Karras or Mr. Anderson was appointed as a director of the Company.

Item 7.01.	Regulation FD Disclosure

On November 10, 2011, the Company issued a press release relating to the foregoing matters. A copy of that press release is attached to this report as Exhibit 99.1.

Item 9.01.	Exhibits.

(d)     Exhibit

99.1 Press release of Merit Medical Systems, Inc., dated November 10, 2011, entitled "Merit Medical Announces Appointment of Two Directors."

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERIT MEDICAL SYSTEMS, INC.

Date: November 10, 2011	By:	/s/ Rashelle Perry
Chief Legal Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release, dated November 10, 2011, entitled "Merit Medical Announces Appointment of Two Directors."

4